SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) June 15, 1999





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Colorado                          0-19027                    84-1057605
--------------------------------------------------------------------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                      1465 Kelly Johnson Boulevard
                       Colorado Springs, Colorado               80920
                ----------------------------------------       --------
                (Address of principal executive offices)       Zip Code


Registrant's telephone, including area code:  (719) 531-9444

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 5: Other Information:

     (1) The following First Quarter 1999 Interim Report, dated May 17, 1999, has been mailed by the Registrant to its Shareholders:

[OUTSIDE COVER OF REPORT]

Simtek Corporation
1465 Kelly Johnson Blvd. #301
Colorado Springs, CO 80920

[SIMTEK'S LOGO - GRAPHIC OMITTED]


FIRST
QUARTER 1999
INTERIM REPORT


[END OF OUTSIDE COVER]
--------------------------------------------------------------------------------

To Our Shareholders:

This report covers the quarter ended March 31, 1999. Shareholders who desire further disclosure information may request the following reports from the Securities and Exchange Commission or from Simtek Corporation: Annual Reports on Form 10-KSB and
Quarterly Reports on Form 10-QSB.

Simtek Corporation ("Simtek" or the "Company") recorded net product sales of $1,368,637 for the first quarter of 1999 down from the $1,539,331 recorded for the first quarter 1998. The product sales were from the Company's 4 kilobit, 16 kilobit, 64 kilobit and 256 kilobit nvSRAM product families. The decrease was due primarily to a decrease in sales from the Company's high end industrial and military products and a decrease of product demand in the European market.

The Company saw a decrease of approximately 7% in gross margins in the first quarter 1999 as compared to the first quarter 1998. This decrease in gross margin was due primarily to a decrease in product sales from the high end industrial and military products.

Total other operating expenses saw no material change in the first quarter 1999 as compared to the first quarter 1998. Research and Development saw an approximate $13,000 increase which was primarily due to costs incurred for future product development. Administration saw a decrease of approximately
$9,000 which was due to a headcount decrease. Sales and Marketing saw an approximate decrease of $5,000. This decrease was primarily the net effect of an increase in headcount and a decrease in advertising.

The Company recorded a net loss of $68,387 in the first quarter of 1999 as compared to a net income of $125,021 for the first quarter of 1998. The decrease was due to decreased product sales and gross margins.



                                                                    May 17, 1999

The Company's ability to restore profitability will depend primarily on its ability to continue reducing manufacturing costs and increase net product sales by increasing the availability of existing products, by the introduction of new products and by expanding its customer base. In the first quarter 1999, the Company introduced its Real Time Clock technology which combines its nvSRAM's with a miniature capacitor- powered oscillator/counter that eliminates the need for a back-up battery when system power is lost. The Company is currently deciding which new or derivative product it will develop next.

The following Statements of Operations compare the three months ended March 31, 1999 with the three months ended March 31, 1998. The Balance Sheet is shown as of March 31, 1999 and December 31, 1998.

We at Simtek appreciate your continued support.

Sincerely,



DOUGLAS MITCHELL
President and CEO

---------------------------------------------------------------------------------------------------------------
Balance Sheet
---------------------------------------------------------------------------------------------------------------

                                                                     March 31,               December 31,
                                                                       1999                      1998
                                                                  ----------------        -------------------

                                    ASSETS
                                    ------
CURRENT ASSETS:
Cash and cash equivalents                                        $        1,744,916       $          2,149,820
Certificate of deposit, restricted                                          351,888                    100,000
Accounts receivable  -  trade, net                                          905,276                    744,754
Inventory, net                                                              949,765                    915,905
Prepaid expenses and other                                                   42,364                     47,703
                                                                 ----------------------------------------------

Total current assets                                                      3,994,209                  3,958,182

EQUIPMENT AND FURNITURE,  net                                               189,567                    221,119

OTHER ASSETS                                                                 57,818                     60,616
                                                                 ----------------------------------------------

TOTAL ASSETS                                                     $        4,241,594       $          4,239,917
                                                                 ==============================================

                      LIABILITIES AND SHAREHOLDER'S EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
Accounts payable:                                                $          286,348       $            251,015
Accrued expenses                                                            219,023                    232,837
Accrued wages                                                               221,475                    222,948
Accrued vacation payable                                                     86,495                     70,743
Payable to ZMD                                                              130,153                    130,153
                                                                 ----------------------------------------------
          Total current Liabilities                                         943,494                    907,696

CONVERTIBLE DEBENTURES                                                    1,500,000                  1,500,000

COMMITMENTS AND CONTINGENCIES


SHAREHOLDER'S EQUITY:
Preferred stock, $1.00 par value;  2,000,000 shares
          authorized, none issued and outstanding                                 -                          -
Common stock, $.01 par value;  80,000,000 shares
          authorized, 28,955,226 and 28,745,226 shares
          issued and outstanding at March 31, 1999 and
          December 31, 1998, respectively                                   289,552                    287,452
Additional paid-in capital                                               29,793,041                 29,760,875
Accumulated deficit                                                     (28,284,493)               (28,216,106)
                                                                 ----------------------------------------------
Shareholder's equity                                                      1,798,100                  1,832,221
                                                                 ----------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                       $        4,241,594       $          4,239,917
                                                                 ==============================================

---------------------------------------------------------------------------------------------------------------

OTC Electronic Bulletin Board                         Registrar and Transfer Agent
System Symbol:                                        Continental Stock Transfer and Trust
SRAM                                                  2 Broadway
                                                      New York,  NY   10004

---------------------------------------------------------------------------------------------------------------
Statement of Income
---------------------------------------------------------------------------------------------------------------

                                                                          FOR THE QUARTERS ENDED
                                                                                MARCH 31,

                                                                        1999                      1998
                                                                  ----------------        -------------------
NET SALES                                                        $        1,368,637       $          1,539,331

Cost of sales                                                               819,396                    809,211
                                                                 ----------------------------------------------

GROSS MARGIN                                                                549,241                    730,120

OPERATING  EXPENSES:
          Design, research and development                                  312,926                    299,400
          Administrative                                                    106,348                    115,162
          Marketing                                                         187,743                    192,564
                                                                 ----------------------------------------------

          Total operating expenses                                          607,017                    607,126

INCOME (LOSS) FROM OPERATIONS:                                              (57,776)                   122,994
                                                                 ----------------------------------------------

OTHER INCOME  (EXPENSE)

         Interest income  (expense), net                                    (10,019)                    14,417
         Other income (expense), net                                           (592)                    (2,030)
                                                                 ----------------------------------------------

         Total other income (expense)                                       (10,611)                    12,387
                                                                 ----------------------------------------------

NET INCOME (LOSS) BEFORE TAXES                                              (68,387)                   135,381
          Provision for income taxes                                              -                     10,360
                                                                 ----------------------------------------------

NET INCOME  (LOSS)                                               $          (68,387)      $            125,021
                                                                 ==============================================

BASIC AND DILUTED EPS                                            $             0.00       $               0.00
                                                                 ==============================================

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING                                28,828,448                 28,695,916
EFFECTIVE OF DILUTIVE OPTIONS                                                     -                  2,142,302
                                                                 ----------------------------------------------

DILUTIVE SHARE OUTSTANDING                                               28,828,448                 30,838,218
                                                                 ==============================================

---------------------------------------------------------------------------------------------------------------
Directors and Officers
---------------------------------------------------------------------------------------------------------------

Mr.Douglas Mitchell                                   Mr. Harold Blomquist,  Director
CEO, Director

Dr. Klaus Wiemer,  Director                           Mr. Robert Keeley,  Director

Mr. John Heightley,  Director

---------------------------------------------------------------------------------------------------------------

Home Page:                                            E-Mail
http://www.simtek.com                                 info@simtek.com

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                              SIMTEK CORPORATION


June 15, 1999                                    By: /s/Douglas Mitchell
                                                 -------------------------------
                                                  DOUGLAS MITCHELL
                                                  Chief Executive Officer,
                                                  President and Chief Financial
                                                  Officer (acting)









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